File No. 33-23512, 811-5629
                                                      Filed under Rule 497(e)
The GCG Trust


                      Prospectus Supplement

                        October 29, 1997

                             to the

   Prospectus dated May 1, 1996 as Supplemented July 9, 1997

                              for

                          The GCG Trust

     On October 24, 1997, ING Groep, N.V. ("ING") completed the transaction to aquire Equitable of Iowa Companies ("Equitable of Iowa"). At a meeting of shareholders on October 23, 1997, Equitable of Iowa shareholders approved the terms of the agreement of July 7, 1997, to merge Equitable of Iowa into ING. ING is now the ultimate corporate parent of Directed Services, Inc. ("DSI"), the manager and distributor of The GCG Trust, and Equitable Investment Services, Inc. ("EISI"), a portfolio manager to the Liquid Assets Series, the Limited Maturity Bond Series and the Market Manager Series of The GCG Trust. ING, based in the Netherlands, is a global financial services holding company with over $289 billion in assets. On October 9, 1997, at special meeting of the shareholders of The GCG Trust, the shareholders approved the new management agreement between DSI and The GCG
Trust and each of the new portfolio management agreements among DSI, The GCG Trust and the portfolio managers of The GCG Trust. These agreements are effective as of October 24, 1997.



This supplement should be retained with your Prospectus for The
GCG Trust.



G3059-CLO                                                  10/29/97